                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 1994



                          KOLL REAL ESTATE GROUP, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         DELAWARE                        0-17189               02-0426634
 ----------------------------          -----------         -------------------
 (State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                    File Number)        Identification No.)


           4343 VON KARMAN AVENUE, NEWPORT BEACH, CALIFORNIA     92660
           --------------------------------------------------------------
               (Address of principal executive offices)        (Zip Code)



                                 (714) 833-3030
               ---------------------------------------------------
               (Registrant's telephone number including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          The Registrant successfully completed the financing transactions described in the Registrant's press release dated December 30, 1994 a copy of which is included as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by this reference. These transactions relate to (i) the financing of an appeal bond and any related judgement or settlement in connection with the previously announced December 22, 1994 Delaware Chancery Court decision issued against the Registrant involving certain tax sharing agreements; and (ii) construction loans for the continued development of the Registrant's Eagle Crest residential project in Escondido California and its Wentworth By The Sea project on the coastline of New Hampshire.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits:

               Exhibit No.                   Title
               -----------                   -----

                   20              Press Release of the Registrant dated
                                   December 30, 1994.












                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KOLL REAL ESTATE GROUP, INC.



Date:  December 30, 1994                    By /s/Raymond J. Pacini
                                                ----------------------------
                                                Raymond J. Pacini
                                                Executive Vice President and
                                                Chief Financial Officer


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